Exhibit 10.5
AMENDED AND RESTATED CANADIAN SECURITY AGREEMENT
dated as of October 14, 2011
among
UNITED RENTALS (NORTH AMERICA), INC.; UNITED RENTALS, INC.; UNITED
RENTALS NORTHWEST, INC.; UNITED RENTALS (DELAWARE) INC.; UNITED
RENTALS HIGHWAY TECHNOLOGIES GULF, LLC; UNITED RENTALS OF CANADA,
INC.; UNITED RENTALS FINANCING LIMITED PARTNERSHIP; UNITED RENTALS OF
NOVA SCOTIA (NO.1); UNITED RENTALS OF NOVA SCOTIA (NO.2), ULC; and UR
CANADIAN FINANCING PARTNERSHIP,
as the Grantors,
and
BANK OF AMERICA, N.A.,
as Agent

Page
SECTION 23. Release	21
SECTION 24. Amendment and Restatement	21
SECTION 1. Grant of Lien	1

Schedules

Schedule I — Jurisdictions of Organization
Schedule II — Patents, Trademarks and Copyrights

Exhibits

Exhibit A — Security Agreement Supplement

AMENDED AND RESTATED CANADIAN SECURITY AGREEMENT
This Amended and Restated Canadian Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), is dated as of October  14, 2011, among UNITED RENTALS (NORTH AMERICA), INC., a Delaware corporation, and each other U.S. Borrower (as such term is defined in the Credit Agreement referred to below) (collectively, the “U.S. Borrowers”); UNITED RENTALS, INC., a Delaware corporation, and each other U.S. Guarantor (as such term is defined Credit Agreement referred to below) including UNITED RENTALS NORTHWEST, INC., an Oregon Corporation (“UR (NW)”), UNITED RENTALS (DELAWARE) INC., a Delaware corporation (“UR (DE)”), and UNITED RENTALS HIGHWAY TECHNOLOGIES GULF, LLC, a Delaware limited liability company (“UR LLC”), (collectively, the “U.S. Guarantors”); UNITED RENTALS OF CANADA, INC., a company amalgamated under the laws of the Province of Ontario (“Canadian Borrower”); UNITED RENTALS FINANCING LIMITED PARTNERSHIP, a limited partnership organized pursuant to the laws of Delaware (the “Specified Loan Borrower”); UNITED RENTALS OF NOVA SCOTIA (NO.1), ULC, a Nova Scotia unlimited liability company (“NSULC 1”), UNITED RENTALS OF NOVA SCOTIA (NO.2), ULC, a Nova Scotia unlimited liability company (“NSULC 2”); and UR CANADIAN FINANCING PARTNERSHIP, a partnership organized pursuant to the laws of Nova Scotia (“UR Financing Partnership” and together with NSULC 1 and NSULC 2 the “Canadian Guarantors”), and such other signatories hereto (each of the foregoing a “Grantor” and collectively the “Grantors”) and BANK OF AMERICA, N.A., as Agent (the “Agent”).
W I T N E S S E T H :
WHEREAS, United Rentals, Inc., United Rentals (North America), Inc., certain of their Subsidiaries, the Agent and the lenders party thereto are party to a credit agreement dated as of June 9, 2008 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”);
WHEREAS, as of the date hereof, the Existing Credit Agreement is being amended and restated, without constituting a novation, pursuant to an amended and restated Credit Agreement dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among, amongst others, the U.S. Borrowers, the U.S. Guarantors, the Canadian Borrower, the Specified Loan Borrower, the Canadian Guarantors, Bank of America, N.A., as Agent, and the lenders party thereto;
WHEREAS, in connection with the Existing Credit Agreement, each Grantor (and certain other grantors party thereto) entered into a Canadian Security Agreement, dated as of June 9, 2008 (as amended, restated, extended, supplemented or otherwise modified in writing prior to the date hereof, the “Existing Security Agreement”);
WHEREAS, in order to induce the Agent and the Lenders to amend and restate the existing Credit Agreement by entering into the Credit Agreement and the other Loan Documents and to induce the Lenders to maintain and make loans and issue letters of credit as provided for in the Credit Agreement, the Grantors enter into this Agreement in favour of the Agent, and pursuant hereto agree to grant to the Agent, for the benefit of the Secured Parties, a security interest in and lien upon the Collateral (as defined below) to secure their respective Obligations (as defined in the Credit Agreement);

WHEREAS, the Canadian Borrower is a borrower and has obligations to, amongst others, the Agent pursuant to the terms of the Credit Agreement;
WHEREAS, in connection with the entering into the Credit Agreement, the Specified Loan Borrower, the Canadian Guarantors, the U.S. Borrowers, U.S. Guarantors, have entered into an amended and restated guarantee agreement (the “Canadian Borrower Guarantee”) dated of equal date herewith in favour of the Agent, whereby they each, jointly and severally agree to unconditionally guarantee and promise to pay to the Agent, or order to be paid, on demand, any and all Obligations of the Canadian Borrower and its successors and assigns;
WHEREAS, NSULC 1 and NSULC 2 have entered into an amended and restated guarantee agreement (the “US Borrower Guarantee”) dated of equal date herewith in favour of the Agent, whereby they each, jointly and severally, agree to unconditionally guarantee and promise to pay to the Agent, or order to be paid, on demand, any and all Obligations of the U.S. Obligors;
WHEREAS the obligations of the Grantors pursuant to the Canadian Borrower Guarantee, and the U.S. Borrower Guarantee (collectively the “Guarantees”) form part of the Obligations of the Grantors pursuant to the terms of the Credit Agreement;
WHEREAS, in consideration for, among other things, the amendment and restatement of the Existing Credit Agreement by the execution and delivery of the Credit Agreement by the Agent and the Lenders, and to secure the full and prompt payment and performance of all of their respective Obligations, each Grantor agrees to grant to the Agent, for the benefit of the Secured Parties, a security interest in the Collateral, in order to ensure and secure the prompt payment and performance of their respective Obligations.
NOW, THEREFORE, in consideration of the promises and mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Existing Security Agreement shall be amended and restated as follows:
SECTION 1. Defined Terms. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement. All other undefined terms contained in this Agreement, unless the context indicates otherwise, have the meanings provided for by the Personal Property Security Act (Ontario) as in effect from time to time in the applicable jurisdiction (the “PPSA”) to the extent the same are used or defined therein.
SECTION 2. Grant of Lien. (a) As security for the due and prompt payment and performance when due (whether at the stated maturity, by acceleration or otherwise), as the case may be, by the Grantors of their respective Obligations, each Grantor hereby grants, to the Agent, its successors and assigns, for the ratable benefit of the applicable Secured Parties, a security interest (the “Security Interest”) in and continuing lien upon and right of set-off against, all personal property, assets and undertakings of such Grantor, including, without limitation, all of such Grantor’s right, title and interest in or to any and all of the following properties and assets of such Grantor and powers and rights of such Grantor in all of the following (including the power to transfer rights in the following), whether now owned or existing or at any time hereafter acquired or arising, regardless of where located (collectively, the “Collateral”):

(i) all Accounts, including all debts, book debts, accounts, claims, demands, moneys and choses in action whatsoever including, without limitation, claims against the Crown and claims under insurance policies, which are now owned by or are due, owing or accruing due to the Grantor or which may hereafter be owned by or become due, owing or accruing due to the Grantor together with all contracts, investment property, bills, notes, lien notes, judgments, chattel mortgages, mortgages and all other rights, benefits and documents now or hereafter taken, vested in or held by the Grantor in respect of or as security for the same and the full benefit and advantage thereof, and all rights of action or claims which the Grantor now has or may at any time hereafter have against any Person in respect thereof;
(ii) all Inventory, including, without limitation, all Rental Equipment, goods, merchandise, raw materials, goods in process, finished goods, packaging and packing material and other tangible personal property now or hereafter held for sale, lease, rental or resale or that are to be furnished or have been furnished under a contract of service or that are to be used or consumed in the business of the Grantor;
(iii) all leases of Goods (whether or not in the form of a lease agreement), including all Leases;
(iv) all documentation evidencing rights in any Inventory or Equipment, including all certificates, Certificates of Title, Manufacturer’s Statements of Origin, and other Collateral Instruments (as such terms are defined in the UCC);
(v) all contract rights, including contract rights in respect of any Like-Kind Exchange;
(vi) all Chattel Paper;
(vii) all Documents;
(viii) all Instruments;
(ix) all Supporting Obligations and Letter-of-Credit Rights (as such terms are defined in the UCC);
(x) all General Intangibles including Payment Intangibles (as such term is defined in the UCC) and Software;
(xi) all Goods (excluding “Consumer Goods” as such term is defined in the PPSA);
(xii) all Equipment;
(xiii) all Investment Property;

(xiv) all money, cash, cash equivalents, securities and other property of any kind of such Grantor held directly or indirectly by the Agent, any Lender or any of their Affiliates;
(xv) all of such Grantor’s Material Accounts, credits, and balances with and other claims against the Agent or any Lender or any of their Affiliates or any other financial institution with which such Grantor maintains deposits, including all Payment Accounts;
(xvi) all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property;
(xvii) the uncalled capital, money, rights, bills of exchange, negotiable and non negotiable instruments, judgments and securities not otherwise described in the foregoing; and
(xviii) all accessions to, substitutions for and replacements, products and proceeds derived directly or indirectly of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing;
provided, however, the Collateral shall not include:
(i) any rights or interests of a Grantor in any contract if, under the terms of such contract or any Requirement of Law with respect thereto, the valid grant of a security interest or other Lien therein to the Agent is prohibited and such prohibition has not been or is not waived or the consent of the other party to such contract has not been or is not otherwise obtained or under Requirements of Law such prohibition cannot be waived, provided that the foregoing exclusion shall in no way be construed (i) to apply if any such prohibition is ineffective or unenforceable under the UCC (including Sections 9 406, 9 407, 9 408 or 9 409), the PPSA, or any other requirement of applicable law or (ii) so as to limit, impair or otherwise affects the Agent’s unconditional continuing security interest in and Lien upon any rights or interests of Grantors in or to monies due or to become due under any such contract (including any Accounts) or (iii) the prohibition against the valid grant of a security interest is a restriction on the contract or a Requirement of Law the Grantor shall hold its interest in trust for the Agent, provided that, until the security interest created hereby has become enforceable, the Grantor shall be entitled to all proceeds arising under or in connection therewith;
(ii) any property that is subject to a lien securing purchase money or sale/leaseback Debt permitted under the Credit Agreement pursuant to documents that prohibit such Grantor from granting any other Liens in such property, and such prohibition has not been or is not waived or the consent of the other party to such contract has not been or is not otherwise obtained or under Requirements of Law such prohibition cannot be waived, and only for so long as such Debt remains outstanding;

(iii) except to the extent specifically provided herein, (i) Accounts, Leases, contractual rights or any other assets (other than Inventory or Equipment) subject to any Qualified Receivables Transaction or (ii) Accounts, Leases, contractual rights or any other assets subject to any Like-Kind Exchange;
(iv) the equity interests, and any certificates or instruments in respect thereof, in United Rentals of Nova Scotia (No.1), ULC and United Rentals of Nova Scotia (No.2), ULC or any other Nova Scotia unlimited liability company;
(v) the equity interests, and any certificates or instruments in respect thereof, in United Rentals Industrial Services, LLC and any other joint venture or non-wholly owned Subsidiary, the governing agreements of which prohibit the pledge or other granting of security over equity interests in such Subsidiary and such prohibition has not been or is not waived or the consent of the other party to such contract has not been or is not otherwise obtained or under Requirements of Law such prohibition cannot be waived
(vi) with respect to the U.S. Borrowers and U.S. Guarantors only, any of the outstanding voting equity or other voting ownership interests of a Foreign Entity (as defined below) in excess of 65% of the voting power of all classes of equity or other ownership interests of such Foreign Entity entitled to vote, with the intention of this exclusion being to provide the same limitation, with respect to the US Borrowers and US Guarantors, as is set out in paragraph 2(b) of the Security Agreement (as such term is defined in the Credit Agreement),such that any exclusion on the U.S Borrowers and U.S. Guarantors obligations to grant security pursuant thereto, are also exclusions on the U.S Borrowers and U.S. Guarantors obligations to grant security pursuant to this Agreement;
As used herein “Foreign Entity” shall mean, with respect to the Grantors, any corporation, partnership, limited liability company or other business entity (x) which is organized under the laws of a jurisdiction other than a state of the United States or the District of Columbia, and (y) of which securities or other ownership interests representing more than 50% of the equity, more than 50% of the ordinary voting power, more than 50% of the general partnership interests or more than 50% of the limited liability company membership interest are, at the time of any determination is being made, owned directly or indirectly in the aggregate by all such Grantors.
(b) All of the Obligations of each respective Grantor shall be secured by all of the Collateral of such Grantor and any other property of any such Grantor that secures any of the Obligations.
SECTION 3. Perfection and Protection of Security Interest.
(a) Except as explicitly set forth herein or in the Credit Agreement, each Grantor shall, at its expense, perform all steps reasonably requested in writing by the Agent at any time to perfect, maintain or protect the Agent’s Liens, including: (i) executing and filing financing or financing change statements, and amendments thereof, in form and substance reasonably satisfactory to the Agent; (ii) causing Certificates of Title to be issued for all Titled Goods, the Agent’s Lien to be noted thereon, and in each case completing all actions necessary to perfect a first-priority security interest in all such Grantors Titled Goods in accordance with the provisions of the Loan Documents and causing to be delivered to the Agent copies of duly recorded certificates of title, the PPSA filings and other documents reasonably satisfactory to the Agent (and at a minimum naming the Agent a lien holder, secured party, legal owner, or such other capacity as appropriate in such filing); (iii) executing, delivering and/or filing and recording in all appropriate offices of the Intellectual Property Security Agreement (to the extent required under the Credit Agreement or any other Loan Document to which such Grantor is a party); (iv) delivering to the Agent warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued; (v) when an Event of Default pursuant to Sections 10.1(a), (c)(i), (e), (f), (i) and (n) of the Credit Agreement has occurred and is continuing, at the reasonable request of the Agent transferring Inventory to warehouses or other locations designated by the Agent; (vi) when an Event of Default has occurred and is continuing, placing notations on such Grantor’s books of account to disclose the Agent’s Liens; (vii) in the case of any Collateral that is or represents any indebtedness owed to the Grantor including any debts represented by a promissory note or other instrument with an individual amount in excess of $5,000,000 deliver and pledge to the Agent hereunder such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent, and (viii) in any taking such other steps as are deemed reasonably necessary or desirable by the Agent to maintain and protect the Agent’s Liens and take all action necessary to ensure that the Agent has control of Collateral consisting of investment property as such term is defined in the STA (as defined below).
(b) Unless the Agent shall otherwise consent in writing (which consent may be revoked at any time and from time to time), each Grantor shall deliver to the Agent all the Collateral consisting of negotiable Documents, Chattel Paper and Instruments, in each case, with an individual value in excess of $5,000,000 and all certificated securities (accompanied by stock powers executed in blank), in each case promptly after such Grantor receives the same, and shall do everything reasonably requested by the Agent to ensure that the Agent obtains “Control” (as such term is defined in the Securities Transfer Act, 2006, S.O. c.8, the “STA”) of said documents and rights, but if an Event of Default has occurred and is continuing, each Grantor agrees to deliver to the Agent all such Collateral (regardless of value) upon the Agent’s request.
(c) Upon obtaining an interest therein (but in the case of clause (ii) below, subject to the time period specified in Section 8.27(a) of the Credit Agreement), unless waived by the Agent in writing (which waiver may be revoked at any time and from time to time), each Grantor shall obtain control or blocked account agreements, in form and substance reasonably satisfactory to the Agent, executed and delivered by (i) each issuer of uncertificated securities with an individual value in excess of $5,000,000, securities intermediary, and commodities intermediary issuing or holding any financial assets or commodities to or for such Grantor, and (ii) each depository bank at which such Grantor maintains a Material Account.
(d) If any Grantor is or becomes the beneficiary of a letter of credit with an individual face amount in excess of $5,000,000, such Grantor shall promptly notify the Agent thereof and, unless otherwise consented by the Agent, enter into a tri-party agreement with the Agent and the issuer and/or confirming bank with respect to Letter-of-Credit Rights, whereby such Grantor assigns such Letter-of-Credit Rights to the Agent and directs all payments thereunder to the Payment Account, all in form and substance reasonably satisfactory to the Agent and all “transferable records” as defined in the Uniform Electronic Transactions Act.

(e) Each Grantor shall take all commercially reasonable steps necessary to grant the Agent control of all electronic chattel paper in accordance with the UCC, PPSA, STA, CCQ or other applicable law.
(f) Each Grantor hereby irrevocably authorizes the Agent at any time and from time to time to file in any PPSA, UCC, Quebec Civil Code (“CCQ”) or other applicable filing office any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of the State of New York or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by such jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including where applicable whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor. Each Grantor agrees to furnish any such information to the Agent promptly upon request. Each Grantor also ratifies its authorization for the Agent to have filed in any UCC, PPSA, CCQ or other applicable filing office any like initial financing statements or amendments thereto if filed prior to the date hereof.
(g) Each Grantor shall promptly notify the Agent of any commercial tort claim (as defined in the UCC) involving a claim for damages in excess of $5,000,000, initiated or acquired by it and unless otherwise consented by the Agent, such Grantor shall enter into a supplement to this Agreement, granting to the Agent a Lien in such commercial tort claim.
(h) So long as the Credit Agreement or any of the Guarantees are in effect and until Full Payment of the Obligations, the Agent’s Liens shall continue in full force and effect in all the Collateral (whether or not deemed eligible for the purpose of calculating the Availability or as the basis for any advance, loan, extension of credit, or other financial accommodation), provided that, the Agent agrees to release its Lien in any Collateral that is sold or disposed of by a Grantor as permitted pursuant to the Credit Agreement, subject to the satisfaction of any conditions to release (if any) set forth in the Credit Agreement, including the continuance of the Agent’s Lien in any proceeds of such released Collateral.
(i) Without limiting the prohibitions on mergers or other transactions involving any Grantor contained in the Credit Agreement, no Grantor shall reincorporate or reorganize itself under the laws of any jurisdiction or change its type of entity or jurisdiction of organization as identified in the Perfection Certificate unless (i) such Grantor shall have provided not less than thirty (30) days (or such shorter period as the Agent may agree) prior written notice to the Agent of such reincorporation or reorganization, (ii) such Grantor shall have executed and delivered to the Agent all documents, agreements and instruments reasonably requested by the Agent in order to maintain the validity, perfection, enforceability and priority of the Agent’s Lien in all of such Grantor’s Collateral, and (iii) such Grantor shall have authorized the Agent to file all such PPSA financing statements, recordations required by the CCQ, notices with the Canadian Intellectual Property Office (or any similar office in any other country or any political subdivision thereof) with respect to patents, trademarks and other intellectual property Collateral, and made such other filings or recordings as are necessary to maintain the validity, perfection, enforceability and priority of the Agent’s Lien in all of such Grantor’s Collateral.

(j) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement or financing change statement with respect to any financing statement filed by the Agent without the prior written consent of the Agent and agrees that it will not do so without the prior written consent of the Agent.
(k) No Grantor shall enter into any contract or agreement that restricts or prohibits the grant of a security interest in Accounts, Chattel Paper, Leases, Instruments or Payment Intangibles (as such term is defined in the UCC) or the proceeds of the foregoing to the Agent, except (x) for any joint venture agreement (solely with respect to restrictions on any such assets of the joint venture entity but in no event relating to any such assets of a Grantor) or (y) in the case of such a contract or agreement which evidences or secures Permitted Debt to the extent that the collateral restricted or prohibited by such contract or agreement arises solely out of the acquisition, sale or other disposition of such collateral thereunder.
SECTION 4. Location of Collateral. Each Grantor represents that all of its Inventory (other than Inventory in transit) is, and covenants that all of its Inventory will be, located either (a) on premises owned or leased by such Grantor, (b) at a warehouse which if required by the Credit Agreement, subject to a warehousing arrangement between such Grantor and the applicable warehouseman, or (c) in the case of Inventory subject to a Lease, on premises owned or leased by the lessee of such Inventory; provided that such Grantor shall use commercially reasonable efforts to obtain a Collateral Access Agreements from any lessor and/or mortgagee of such premises to the extent reasonably requested by the Agent.
SECTION 5. Jurisdiction of Organization. Each Grantor represents and warrants to the Agent and the other Secured Parties that as of the Agreement Date: (a) Schedule I hereto identifies (i) such Grantor’s name as of the date hereof as it appears in official filings in the state, province or other jurisdiction of its incorporation or other organization, (ii) the type of entity of such Grantor (including corporation, partnership, limited partnership or limited liability company), (iii) the organizational identification number issued by such Grantor’s state, province or territory of incorporation or organization or a statement that no such number has been issued, and (iv) the jurisdiction in which such Grantor is incorporated or organized; and (b) such Grantor has only one state, province or territory of incorporation or organization.
SECTION 6. Title to, Liens on, and Sale and Use of Collateral. Each Grantor represents and warrants to the Agent and the other Secured Parties and agrees with the Agent and the other Secured Parties that: (a) such Grantor has rights in and the power to transfer all of the Collateral free and clear of all Liens whatsoever, except for Permitted Liens; and (b) such Grantor will use, store, and maintain the Collateral with reasonable care and will use the Collateral for lawful purposes only.
SECTION 7. Access and Examination. The Agent may, without expense to the Agent, use such of each Grantor’s respective personnel, supplies, and Real Estate as may be reasonably necessary for maintaining or enforcing the Agent’s Liens. Subject to the terms of the Credit Agreement, the Agent shall have the right, at any time, in the Agent’s name or in the name of a nominee of the Agent, to verify the validity, amount or any other matter relating to the Accounts, Inventory, Leases, or other Collateral, by mail, telephone, or otherwise.

SECTION 8. Accounts.
(a) No Grantor shall accept any note or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Account not subject to any Qualified Receivables Transactions unless upon such Grantor’s receipt of any such instrument, (unless otherwise agreed by the Agent or if the value of such single instrument does not exceed $5,000,000) such Grantor promptly delivers such instrument to the Agent, endorsed by such Grantor to the Agent in a manner reasonably satisfactory in form and substance to the Agent.
SECTION 9. Inventory; Perpetual Inventory. Each Grantor represents and warrants to the Agent and the other Secured Parties and agrees with the Agent and the other Secured Parties that all of the material Inventory owned by such Grantor is and will be held for sale or lease in the ordinary course of such Grantor’s business, and is and will be fit (ordinary wear and tear and casualty events excepted) for such purposes. Each Grantor will keep its material Inventory in good and marketable condition, except for damaged or defective goods arising in the ordinary course of such Grantor’s business and casualty events. No Grantor will, without the prior written consent of the Agent, acquire or accept any Inventory on consignment or approval. No Grantor will, without the Agent’s written consent, sell any Inventory on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis.
SECTION 10. Documents, Instruments and Letter of Credit Rights. Each Grantor represents and warrants to the Agent and the other Secured Parties and agrees with the Agent and the other Secured Parties that (a) all Documents, Instruments and Letter-of-Credit Rights (as such term in defined in the UCC) describing, evidencing, or constituting the Collateral, in each case, with an individual value or face value in excess of $5,000,000, and all signatures and endorsements of any Grantor or Affiliate thereon, are and will be complete, valid, and genuine, and (b) all goods constituting Collateral evidenced by such Documents, Instruments and Letter-of-Credit Rights are and will be owned by such Grantor, free and clear of all Liens other than Permitted Liens.
SECTION 11. Leases and Other Chattel Paper.
(a) Each Grantor hereby represents and warrants to the Agent and the other Secured Parties and agrees with the Agent and the other Secured Parties, with respect to such Grantor’s Leases, that (except, in each case, as it would not be reasonably expected to have a Material Adverse Effect): (i) each Lease represents a bona fide lease and delivery of goods by such Grantor in the ordinary course of such Grantor’s business; (ii) all amounts described as being payable by a lessee in any existing Lease are for a liquidated amount payable by such lessee thereon on the terms set forth in such Lease, without any offset, deduction, defense, or counterclaim except in the ordinary course of business; (iii) each copy of a Lease delivered to the Agent by such Grantor will be a genuine copy of the original of such Lease; and (iv) (except in the case of Progress Billings) all goods described in any Lease that has been delivered to the Agent shall be or will have been delivered to and accepted by the lessee thereunder (subject to the terms of such Lease).

(b) No Grantor shall accept any note or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Lease unless upon such Grantor’s receipt of any such instrument, unless otherwise agreed by the Agent or if such single instrument has a face value that does not exceed $5,000,000, such Grantor promptly delivers such instrument to the Agent, endorsed by such Grantor to the Agent in a manner reasonably satisfactory in form and substance to the Agent.
(c) Each Grantor represents and warrants to the Agent and the other Secured Parties that all Goods that are covered by such Leases and Chattel Paper are owned by such Grantor, free and clear of all Liens other than Permitted Liens.
SECTION 12. Right to Cure. The Agent may, in its reasonable discretion, and shall, at the direction of the Required Lenders, pay any amount or do any act required of any Grantor hereunder or under any other Loan Document in order to preserve, protect, maintain or enforce the Obligations, the Collateral or the Agent’s Liens therein, and which any Grantor fails to pay or do following notice by the Agent to Grantors (unless an Event of Default has occurred or is continuing, or unless Agent has reason to believe exigent circumstances may exist, in which events, no such notice shall be required), including payment of any judgment against any Grantor, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord’s or bailee’s claim, and any other Lien upon or with respect to the Collateral. All payments that the Agent makes under this Section 12 and all documented out-of-pocket costs and expenses that the Agent pays or incurs in connection with any action taken by it hereunder shall be charged as a Canadian Revolving Loan, and the Agent agrees to notify the Canadian Borrower thereof; provided that neither the Agent’s right to make any such payments and charge the same as a Canadian Revolving Loan, nor the Canadian Borrower’s obligation to repay any such Canadian Revolving Loan, shall be conditioned in any way upon the Agent’s providing such notification. Any payment made or other action taken by the Agent under this Section 12 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.
SECTION 13. Power of Attorney. Each Grantor hereby appoints the Agent and the Agent’s designee as such Grantor’s attorney, with power exercisable upon the occurrence and during the continuance of an Event of Default: (a) to endorse such Grantor’s name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Agent’s or any of the other Secured Parties’ possession; (b) to sign such Grantor’s name on any invoice, bill of lading, warehouse receipt or other negotiable or non-negotiable Document constituting the Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, financing statements and other public records and to file any such financing statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure; (c) to notify the post office authorities to change the address for delivery of such Grantor’s mail to an address designated by the Agent and to receive, open and dispose of all mail addressed to such Grantor; (d) to send requests for verification of Accounts and Leases (other than Accounts and Leases subject to any

Qualified Receivables Transactions) to Account Debtors and lessees; (e) to complete in such Grantor’s name or the Agent’s name, any order, sale, lease or transaction, obtain the necessary Documents in connection therewith, and collect the proceeds thereof; (f) to clear Inventory through customs in such Grantor’s name, the Agent’s name or the name of the Agent’s designee, and to sign and deliver to customs officials powers of attorney in such Grantor’s name for such purpose; (g) to the extent that such Grantor’s authorization given in Section 3(f) of this Agreement is not sufficient, to file such financing statements with respect to this Agreement; and (h) to do all things necessary to carry out the Credit Agreement, this Agreement and the other Loan Documents. Each Grantor ratifies and approves all acts of such attorney. This power, being coupled with an interest, is irrevocable until the Credit Agreement has been terminated and Full Payment of the Obligations has occurred.
SECTION 14. The Agent’s and the Other Secured Parties’ Rights, Duties and Liabilities.
(a) As between the Grantors and the Secured Parties, each Grantor assumes all responsibility and liability arising from or relating to the use, sale, lease, license or other disposition of the Collateral. None of the Obligations shall be affected by any failure of the Agent or any of the other Secured Parties to take any steps to perfect the Agent’s Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release any Grantor from any of the Obligations. Following the occurrence and during the continuation of an Event of Default, the Agent may (but shall not be required to), and at the direction of the Required Lenders shall, without notice to or consent from any Grantor, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefore, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of Grantors for the Obligations, or any other agreement now or hereafter existing between any of the Secured Parties and any Grantor.
(b) It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, such Grantor shall remain liable under each Lease and each of its other contracts, agreements and licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither the Agent nor any of the other Secured Parties shall have any obligation or liability under any Lease, contract, agreement or license by reason of or arising out of this Agreement or the granting herein of a Lien thereon or the receipt by the Agent or any of the other Secured Parties of any payment relating to any Lease, contract, agreement or license pursuant hereto. Neither the Agent nor any of the other Secured Parties shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Lease, contract, agreement or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Lease, contract, agreement or license, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(c) With respect to Accounts and Leases, in each case not subject to any Qualified Receivables Transactions or Like-Kind Exchange, the Agent may, at any time after an Event of Default shall have occurred and be continuing (or if any rights of set-off (other than set-offs against an Account arising under the contract giving rise to the same Account) or contra accounts may be asserted with respect to the following), without prior notice to any Grantor, notify Account Debtors, parties to Leases and other Persons obligated on the Collateral that the Agent has a security interest therein, and that payments shall be made directly to the Agent, for the benefit of the Secured Parties. Upon the request of the Agent, each Grantor shall so notify Account Debtors and other Persons obligated on such Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on such Collateral and while any Event of Default exists and is continuing, no Grantor shall give any contrary instructions to such Account Debtor or other Person without the Agent’s prior written consent.
(d) With respect to Accounts, and Leases, in each case not subject to any Qualified Receivables Transactions or Like-Kind Exchange, in connection with any audit, inspection or appraisal under, and subject to the terms of, Section 8.4 of the Credit Agreement, the Agent may at any time in the Agent’s own name, or in the name of any Grantor, communicate with Account Debtors, parties to Leases, contracts, agreements or licenses to which such Grantor is a party, and obligors in respect of Instruments to verify with such Persons, to the Agent’s satisfaction, the existence, amount and terms of Accounts, Leases, contracts and agreements, payment intangibles, Instruments or Chattel Paper. Grantors shall deliver to the Agent, at their own expense, the results of each physical verification, if any, which any Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of the Inventory.
SECTION 15. Patent, Trademark and Copyright Collateral.
(a) Each Grantor represents and warrants to the Agent and the other Secured Parties that (i) as of the Agreement Date, such Grantor does not have any interest in, or title to, any material issued or applied-for patents, registered or applied-for trademarks or registered or applied-for copyrights except as set forth in Schedule II hereto and, (ii) this Agreement, together with the filing of the financing statements referred to in Section 3(f) of this Agreement, the recording of the Trademark Agreement and the Patent Agreement with the Canadian Intellectual Property Office or any similar office in any other country or any political subdivision thereof and subsequent filings for any hereafter acquired, issued or applied-for patents, registered or applied-for trademarks or issued or applied-for copyrights, are effective to create valid, perfected, first priority (subject to Permitted Liens) and continuing Liens in favour of the Agent on such material patents, trademarks and copyrights and such perfected Liens are enforceable as such as against any and all creditors of such Grantor.
(b) Each Grantor shall notify the Agent promptly if it knows that any application or registration relating to any material patent, trademark or copyright (now or hereafter existing) owned or licensed by such Grantor will become abandoned or dedicated, or of any material and adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the Canadian Intellectual Property Office, any similar office in any other country or any political subdivision thereof, or any court) regarding such Grantor’s ownership of any material patent, trademark or copyright, its right to register the same, or to keep and maintain the same.

(c) If, before Full Payment of the Obligations and the termination of the Lenders’ commitments to lend under the Credit Agreement, any Grantor shall obtain ownership of any additional issued or applied-for patent, registered or applied-for trademark or issued or applied-for copyright (except to the extent any application for a trademark is excluded from the definition of “Collateral” under subclause (c) of Section 2 of this Agreement), with respect to goods sold in such Grantor’s business, the Agent shall have a Lien in, and the provisions of Section 2 shall automatically apply to, such issued or applied-for patent, registered or applied-for trademark or issued or applied-for copyright, and also to any composite marks or other marks of such Grantor which are confusingly similar to such mark, and such Grantor shall give to the Agent prompt written notice of such ownership within thirty (30) days of the end of each six month period or more frequently upon the request of the Agent, if an Event of Default has occurred and is continuing) in which such Grantor obtains ownership of such patent, trademark, or copyright. This Section 15(c) shall not apply to trademarks which are owned by others and licensed to any Grantor.
(d) Each Grantor authorizes the Agent to modify this Agreement by amending Schedule II to include any additional issued or applied-for patents, registered or applied-for copyrights or registered or applied-for trademarks, and to have this Agreement, as amended, or any other document evidencing the security interest granted therein, recorded in the Canadian Intellectual Property Office (or any similar office in any other country or any political subdivision thereof) at the expense of such Grantor. The Agent shall provide notice to the Grantors of any amendment or modification to be effected pursuant to this Section.
(e) Upon written request of the Agent, each Grantor shall execute and deliver any and all security agreements and other notices of the Agent’s Liens as the Agent may reasonably request to evidence the Agent’s Lien on such patent, trademark or copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.
(f) Each Grantor shall take all actions reasonably necessary or reasonably requested by the Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the patents, trademarks and copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless such Grantor shall determine that such patent, trademark or copyright is not material to the conduct of its business.
(g) In the event that any Grantor has knowledge that any of the material patent, trademark or copyright Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall notify the Agent promptly after such Grantor learns thereof. Each Grantor shall, unless it shall reasonably determine that such patent, trademark or copyright Collateral is not material to the conduct of its business or operations, promptly take commercially reasonable actions including such actions as the Agent shall reasonably request under the circumstances to protect such patent, trademark or copyright Collateral.

SECTION 16. Indemnification. In any suit, proceeding or action brought by the Agent or any of the other Secured Parties relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, each Grantor jointly and severally agrees to save, indemnify and keep the Agent and the other Secured Parties harmless from and against all expense (including reasonable and documented attorneys’ fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favour of, such obligor or its successors from any Grantor, except in the case of the Agent or any of the other Secured Parties, to the extent such expense, loss, or damage is attributable to the gross negligence, bad faith or willful misconduct of the Agent or such other Secured Party. All such obligations of Grantors shall be and remain enforceable against and only against Grantors and shall not be enforceable against the Agent or any of the other Secured Parties.
SECTION 17. Limitation on Liens on Collateral. No Grantor will create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title and interest of the Agent and the other Secured Parties in and to any of such Grantor’s rights under the Collateral against the claims and demands (other than Permitted Liens) of all Persons whomsoever.
SECTION 18. [Reserved].
SECTION 19. Remedies; Rights Upon Default.
(a) In addition to all other rights and remedies granted to it under this Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations or pursuant to any other applicable law, if any Event of Default shall have occurred and be continuing, the Agent may exercise all rights and remedies of a secured party under the PPSA, UCC, CCQ and other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that, if any Event of Default shall have occurred and be continuing, the Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the PPSA, UCC and CCQ and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on the Agent’s claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any of the other Secured Parties shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Agent and the other Secured Parties, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. The Agent shall have the right to conduct such sales on premises of any Grantor or elsewhere and shall have the right to use any Grantor’s premises without charge for such time or times as the Agent deems necessary or advisable.
(b) Each Grantor further agrees, at the Agent’s request following the occurrence and during the continuance of an Event of Default, to assemble the Collateral and make it available to the Agent at a place or places designated by the Agent which are reasonably convenient to the Agent and such Grantor, whether at such Grantor’s premises or elsewhere. Until the Agent is able to effect a sale, lease, or other disposition of the Collateral, the Agent shall have the right to hold or use the Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Agent. The Agent shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to the Collateral while the Collateral is in the possession of the Agent. The Agent may, if it so elects, and, in addition to any other rights it may have, appoint by instrument in writing a receiver or receiver and manager (both of which are herein called a “Receiver”) of all or any part of the Collateral or may institute proceedings in any court of competent jurisdiction for the appointment of such a Receiver. Any such Receiver is hereby given and shall have the same powers and rights and exclusions and limitations of liability as the Secured Parties and the Agent have under this Security Agreement, at law or in equity. In exercising any such powers, any such Receiver shall, to the extent permitted by law, act as and for all purposes shall be deemed to be the agent of the Grantor, and the Secured Parties and the Agent shall not be responsible for any act or default of any such Receiver. The Agent may appoint one or more Receivers hereunder and may remove any such Receiver or Receivers and appoint another or others in his or their stead from time to time. Any Receiver so appointed may be an officer or employee of the Agent or any of the other Secured Parties. A court need not appoint, ratify the appointment by the Agent of or otherwise supervise in any manner the actions of any Receiver. Upon the Grantor receiving notice from the Agent of the taking of possession of the Collateral or the appointment of a Receiver, all powers, functions, rights and privileges of each of the directors and officers of the Grantor with respect to the Collateral shall cease, unless specifically continued by the written consent of the Agent. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by the Agent of any other amount required by any provision of law, need the Agent account for the surplus, if any, to the applicable Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Agent or any of the other Secured Parties arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence, bad faith or willful misconduct of the Agent or such Secured Party as finally determined by a court of competent jurisdiction. Unless a greater period of time is required by applicable law, each Grantor agrees that ten (10) days prior notice by the Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Each Grantor shall remain liable, jointly and severally with the other Grantors, for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys’ fees or other expenses (to the extent provided for herein or in the Credit Agreement) incurred by the Agent or any of the other Secured Parties to collect such deficiency.

(c) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.
(d) To the extent that applicable law imposes duties on the Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Agent (a) to fail to incur expenses reasonably deemed significant by the Agent to prepare the Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to the Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of the Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against Account Debtors or other Persons obligated on the Collateral or to remove Liens on or any adverse claims against the Collateral, (d) to exercise collection remedies against Account Debtors and other Persons obligated on the Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of the Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of the Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of the Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (k) to purchase insurance or credit enhancements to insure the Agent against risks of loss, collection or disposition of the Collateral or to provide to the Agent a guaranteed return from the collection or disposition of the Collateral, (l) to dispose of Leases, Inventory and related Collateral in one or more portfolio sales or in individual sale transactions, or (m) to the extent deemed appropriate by the Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 19(d) is to provide non-exhaustive indications of what actions or omissions by the Agent would not be commercially unreasonable in the Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 19(d). Without limitation upon the foregoing, nothing contained in this Section 19(d) shall be construed to grant any rights to any Grantor or to impose any duties on the Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 19(d).
SECTION 20. Grant of License to Use Proprietary Rights. Solely for the purpose of enabling the Agent to exercise rights and remedies under Section 19 hereof (including, without limiting the terms of Section 19 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of the Collateral), effective solely upon the occurrence and during the continuance of an Event of Default and exercisable at such time as the Agent shall be otherwise lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Agent, for the benefit of the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Proprietary Rights now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

SECTION 21. Limitation on the Agent’s and the Other Secured Parties’ Duty in Respect of Collateral. The Agent and each other Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Except as required by applicable law, neither the Agent nor any of the other Secured Parties shall have any other duty as to any Collateral in its possession or control or in the possession or control of the Agent or nominee of the Agent or such other Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.
SECTION 22. Miscellaneous. Reinstatement.
(a) This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of such Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
(b) Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.
(c) Severability. Whenever possible, each provision of this Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement. This Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of the Agent, the other Secured Parties and Grantors with respect to the matters referred to herein and therein provided that, in the event of any conflict between the terms of this Agreement and the Credit Agreement, the terms of the Credit Agreement shall govern.

(d) No Waiver; Cumulative Remedies; Amendments and Additional Grantors.
(i) Neither the Agent nor any of the other Secured Parties shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Agent and then only to the extent therein set forth. A waiver by the Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Agent or any of the other Secured Parties, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.
(ii) None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Agent and Grantors. Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a “Security Agreement Supplement”), such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Loan Documents to “Grantor” shall also mean and be a reference to such Additional Grantor, each reference in this Agreement and the other Loan Documents to the “Collateral” shall also mean and be a reference to the Collateral granted by such Additional Grantor and each reference in this Agreement to a Schedule shall also mean and be a reference to the schedules attached to such Security Agreement Supplement.
(e) Limitation by Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.
(f) Termination of this Agreement. Subject to Section 22(a) hereof, this Agreement shall terminate upon Full Payment of the Obligations and the termination of the Lenders’ commitments to lend under the Credit Agreement. In addition, the Agent shall release in accordance with the terms of the Credit Agreement its Lien on any Collateral that is sold, transferred or otherwise disposed of to a Person that is not an Obligor, subject to the satisfaction of all conditions to release (if any) set forth herein and in the Credit Agreement, including the continuance of the Agent’s Lien in any proceeds of such Collateral, and provided that such sale, transfer of other disposition is authorized pursuant to this Agreement or is otherwise permitted pursuant to the Credit Agreement.

(g) Successors and Assigns. This Agreement and all obligations of each Grantor hereunder shall be binding upon and inure to the benefit of the successors and assigns of such Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights, remedies and obligations of the Agent, hereunder, inure to the benefit of and be binding upon the Secured Parties, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to the Agent, for the benefit of the Secured Parties, hereunder. Except as expressly permitted by the terms of the Credit Agreement, no Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Agreement.
(h) Counterparts. This Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement. This Agreement may be authenticated by manual signature, facsimile or, if approved in writing by the Agent, electronic means, all of which shall be equally valid.
(i) Governing Law. This General Security Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interests hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the Province of Ontario.
ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE PROVINCE OF ONTARIO OR OF THE FEDERAL COURTS OF CANADA THEREIN, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE CORPORATION CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE CORPORATION IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION OR ANY OTHER JURISDICTION SELECTED BY THE LENDER IN RESPECT OF THIS AGREEMENT. THE CORPORATION WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF ONTARIO.
The parties hereto hereby waive trial by jury in any action, proceeding, claim or counterclaim, whether in contract or tort, at law or in equity with respect to, in connection with, or arising out of this General Security Agreement, other financing agreements, the obligations of the Borrowers and the Corporation, the Collateral, or any instrument, document or guarantee delivered pursuant hereto or to any of the foregoing, or the validity, protection, interpretation, administration, collection or enforcement hereof or thereof, or any other claim or dispute hereunder or thereunder. The Corporation agrees that it will not assert against the Lender any claim for consequential, incidental, special, or punitive damages in connection with this General Security Agreement or the transactions contemplated hereby or thereby. No officer of the Lender has authority to waive, condition, or modify this provision.

(j) Judgment Currency: If for the purpose of obtaining judgment in any court it is necessary to convert an amount due hereunder in the currency in which it is due (the “Original Currency”) into another currency (the “Second Currency”), the rate of exchange applied shall be that at which, in accordance with normal banking procedures, the Lender could purchase in the New York foreign exchange market, the Original Currency with the Second Currency on the date two (2) Business Days preceding that on which judgment is given. The Corporation agrees that its obligation in respect of any Original Currency due from it hereunder shall, notwithstanding any judgment or payment in such other currency, be discharged only to the extent that, on the Business Day following the date the Lender receives payment of any sum so adjudged to be due hereunder in the Second Currency, the Lender may, in accordance with normal banking procedures, purchase, in the New York foreign exchange market, the Original Currency with the amount of the Second Currency so paid; and if the amount of the Original Currency so purchased or could have been so purchased is less than the amount originally due in the Original Currency, the Corporation agrees as a separate obligation and notwithstanding any such payment or judgment to indemnify the Lender against such loss. The term “rate of exchange” in this Section 8.16 means the spot rate at which the Lender, in accordance with normal practices, is able on the relevant date to purchase the Original Currency with the Second Currency, and includes any premium and costs of exchange payable in connection with such purchase.
(k) Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.
(l) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favouring or disfavouring any party by virtue of the authorship of any provisions of this Agreement.
(m) Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Agreement and, specifically, the provisions of Sections 22(i) and Section 22(j), with its counsel.
(n) Benefit of the Secured Parties. All Liens granted or contemplated hereby shall be for the benefit of the Secured Parties, and all proceeds or payments realized from the Collateral in accordance herewith shall be applied to the Obligations (or the Guaranteed Obligations, as applicable) in accordance with the terms of the Credit Agreement, and the other Loan Documents.

SECTION 23. Release
Each of the parties hereto acknowledges and agrees that each of InfoManager Inc., United Rentals Realty LLC and Wynne Systems, Inc. (each, a “Released Grantor”) is an Immaterial Subsidiary, is no longer required to be a Grantor and is therefore entitled to be released as a Grantor hereunder. The Agent shall promptly execute and deliver, or cause to be promptly executed and delivered, such documents and agreements, and shall promptly take or cause to be taken such actions, as may be reasonably requested by the Grantors, at the Grantors expense, to effectuate the release of any and all Liens previously granted by the Released Grantors and to take such other actions as may be reasonably requested by the Grantors, at the Grantors expense, to evidence such release as may be reasonably requested by United Rentals, Inc.
SECTION 24. Amendment and Restatement
On the date hereof, the Existing Security Agreement is hereby amended, restated and superseded in its entirety by this Agreement. The parties hereto acknowledge and agree that (i) this Agreement and the other Loan Documents executed and delivered in connection herewith do not constitute a novation, payment and reborrowing, or termination of the “Obligations” (as defined under the Existing Credit Agreement) or any of the other Loan Documents; (ii) such “Obligations” are in all respects continuing (as amended and restated on the date hereof); and (iii) the security interests, Lien and pledge granted under the Existing Security Agreement and the other Loan Documents are in all respects continuing and in full force and effect and are hereby fully ratified and affirmed in favour of the Agent, for the benefit of the Secured Parties. Without limiting the foregoing, each of the Grantors hereby fully and unconditionally ratifies and affirms this Agreement and agrees that all security interests, Liens and pledges granted hereunder and under the Existing Security Agreement shall from and after the date hereof secure all Obligations hereunder and under the other Loan Documents.
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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:

UNITED RENTALS (NORTH AMERICA), INC.

Per:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Senior Vice President and Treasurer

Per:	/s/ Joli Lyn Goss
Name: Joli Lyn Goss
Title: Assistant Secretary

UNITED RENTALS (DELAWARE), INC.

Per:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer

Per:	/s/ Joli Lyn Goss
Name: Joli Lyn Goss
Title: Assistant Secretary

UNITED RENTALS NORTHWEST, INC.

Per:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer

Per:	/s/ Joli Lyn Goss
Name: Joli Lyn Goss
Title: Assistant Secretary

UNITED RENTALS, INC.

Per:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Senior Vice President and Treasurer

Per:	/s/ Joli Lyn Gross
Name: Joli Lyn Gross
Title: Assistant Secretary

UNITED RENTALS OF CANADA, INC.

Per:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer

Per:	/s/ Joli Lyn Gross
Name: Joli Lyn Gross
Title: Assistant Secretary

UNITED RENTALS FINANCING LIMITED PARTNERSHIP, by its general partner, UNITED RENTALS OF NOVA SCOTIA (NO. 1), ULC

Per:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer

Per:	/s/ Joli Lyn Gross
Name: Joli Lyn Gross
Title: Assistant Secretary

UNITED RENTALS OF NOVA SCOTIA (NO. 1), ULC

Per:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer

Per:	/s/ Joli Lyn Gross
Name: Joli Lyn Gross
Title: Assistant Secretary

UR CANADIAN FINANCING PARTNERSHIP, by its managing partner, UNITED RENTALS FINANCING LIMITED PARTNERSHIP, by its general partner, UNITED RENTALS OF NOVA SCOTIA (NO. 1), ULC

Per:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer

Per:	/s/ Joli Lyn Gross
Name: Joli Lyn Gross
Title: Assistant Secretary

UNITED RENTALS OF NOVA SCOTIA (NO. 2), ULC

Per:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer

Per:	/s/ Joli Lyn Gross
Name: Joli Lyn Gross
Title: Assistant Secretary

UNITED RENTALS HIGHWAY TECHNOLOGIES GULF, LLC

Per:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer

Per:	/s/ Joli Lyn Gross
Name: Joli Lyn Gross
Title: Assistant Secretary

AGENT:

BANK OF AMERICA, N.A.

Per:	/s/ Cynthia G. Stannard
Name: Cynthia G. Stannard
Title: Senior Vice President

Per:
Name:
Title:

SCHEDULE I TO AGREEMENT
JURISDICTION OF INCORPORATION

	State/Province of	Organizational ID
Grantor	Organization	Number	Type of Entity
United Rentals, Inc.	Delaware	06-1522496	Corporation
United Rentals (North America), Inc.	Delaware	06-1493538	Corporation
United Rentals Northwest, Inc.	Oregon	93-0257120	Corporation
United Rentals Financing Limited Partnership	Delaware	77-0704457	Limited Partnership
United Rentals (Delaware), Inc.	Delaware	51-0414593	Corporation
United Rentals Highway Technologies Gulf, LLC	Delaware	06-1604996	Limited Liability Company
United Rentals of Canada, Inc.	Canada	001847581	Corporation
UR Canadian Financing Partnership	Nova Scotia	N/A	General Partnership
United Rentals of Nova Scotia (No. 1), ULC	Nova Scotia	3060814	Unlimited Liability Company
United Rentals of Nova Scotia (No. 2), ULC	Nova Scotia	3060815	Unlimited Liability Company

SCHEDULE II TO AGREEMENT
PATENTS, TRADEMARKS AND COPYRIGHTS

	Application	Registration			Filing	Registration
Trademark	No.	No.	Status	Country	Date	Date	Grantor
VENETOR	1529888	Pending	Formalized	Canada	02-Jun-2011	Pending	UNITED RENTALS OF CANADA, INC.
CONSIDER IT DONE	1295239	TMA733,843	Registered	Canada	27-Mar-2006	03-Feb-2009	UNITED RENTALS, INC.
DESIGN MARK	876279	518170	Registered	Canada	24-Apr-1998	19-Oct-1999	UNITED RENTALS, INC.
L’EQUIPMENT QU’IL VOUS FAUT, NOUS L’AVONS!	1067463	TMA567,559	Registered	Canada	18-Jul-2000	18-Sep-2002	UNITED RENTALS, INC.
THE RIGHT EQUIPMENT. RIGHT NOW!	1052921	TMA575,374	Registered	Canada	29-Mar-2000	11-Feb-2003	UNITED RENTALS, INC.
THE RIGHT EQUIPMENT. RIGHT NOW!	431685	680198	Registered	Mexico	19-Jun-2000	30-Nov-2000	UNITED RENTALS, INC.
THE RIGHT EQUIPMENT. RIGHT NOW!	431682	681007	Registered	Mexico	19-Jun-2000	14-Dec-2000	UNITED RENTALS, INC.
THE RIGHT EQUIPMENT. RIGHT NOW!	75/921,932	2419254	Registered	United States of America	17-Feb-2000	09-Jan-2001	UNITED RENTALS, INC.
THE UNDERGROUND EQUIPMENT SPECIALIST	75/756,944	2410275	Registered	United States of America	21-Jul-1999	05-Dec-2000	UNITED RENTALS, INC.
UNITED RENTALS	75/445,513	2476091	Registered	United States of America	05-Mar-1998	07-Aug-2001	UNITED RENTALS, INC.
UNITED RENTALS MISCELLANEOUS DESIGN	75/449,210	2,406,720	Registered	United States of America	12-Mar-1998	12-Nov-2000	UNITED RENTALS, INC.
UNITED RENTALS	876152	518086	Registered	Canada	23-Apr-1998	18-Oct-1999	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	2254631	1827565	Registered	Argentina	29-Nov-1999	02-May-2001	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	2254632	1929994	Registered	Argentina	29-Nov-1999	02-Sep-2004	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	2254630	1827564	Registered	Argentina	29-Nov-1999	02-May-2001	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	1999-0009837	123726	Registered	Costa Rica	24-Nov-1999	05-Feb-2001	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	1999-0009838	124567	Registered	Costa Rica	24-Nov-1999	22-Oct-2001	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	1999-0009836	124540	Registered	Costa Rica	24-Nov-1999	22-Oct-2001	UNITED RENTALS, INC.

	Application	Registration			Filing	Registration
Trademark	No.	No.	Status	Country	Date	Date	Grantor
UNITED RENTALS AND DESIGN	E-8478-99	12 BOOK 166	Registered	El Salvador	01-Dec-1999	04-Feb-2003	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	7246/2000	7.33	Registered	Honduras	18-May-2000	27-Dec-2000	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	7245/2000	7.329	Registered	Honduras	18-May-2000	27-Dec-2000	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	409635	673099	Registered	Mexico	07-Feb-2000	29-Sep-2000	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	409632	673098	Registered	Mexico	07-Feb-2000	29-Sep-2000	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	409633	669974	Registered	Mexico	07-Feb-2000	30-Aug-2000	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	421994	678920	Registered	Mexico	19-Apr-2000	28-Nov-2000	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	421989	660547	Registered	Mexico	19-Apr-2000	26-Jun-2000	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	409634	696659	Registered	Mexico	07-Feb-2000	26-Apr-2001	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	99-04483	46613	Registered	Nicaragua	23-Dec-1999	24-Jan-2001	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	99-04482	46612	Registered	Nicaragua	23-Dec-1999	24-Jan-2001	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	99-04484	46614	Registered	Nicaragua	23-Dec-1999	24-Jan-2001	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	108235	108235	Registered	Panama	21-Jun-2000	20-Nov-2001	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	108234	108234	Registered	Panama	21-Jun-2000	20-Nov-2001	UNITED RENTALS, INC.
UNITED RENTALS AND DESIGN	108233	108233	Registered	Panama	21-Jun-2000	20-Nov-2001	UNITED RENTALS, INC.
UNITED RENTALS EL EQUIPO ADECUADO. AL MOMENTO	630144	848979	Registered	Mexico	19-Nov-2003	24-Aug-2004	UNITED RENTALS, INC.
UNITED RENTALS EL EQUIPO ADECUADO. AL MOMENTO	630143	848040	Registered	Mexico	19-Nov-2003	20-Aug-2004	UNITED RENTALS, INC.
UNITED RENTALS THE RIGHT EQUIPMENT RIGHT NOW!	1081162	TMA598,919	Registered	Canada	02-Nov-2000	09-Jan-2004	UNITED RENTALS, INC.
URDATA	1052617	TMA566,254	Registered	Canada	28-Mar-2000	22-Aug-2002	UNITED RENTALS, INC.
URDATA	434407	730884	Registered	Mexico	04-Jul-2000	30-Jan-2002	UNITED RENTALS, INC.

	Application	Registration			Filing	Registration
Trademark	No.	No.	Status	Country	Date	Date	Grantor
URDATA	434409	744011	Registered	Mexico	04-Jul-2000	30-Apr-2002	UNITED RENTALS, INC.
URDATA	76/011015	2497914	Registered	United States of America	24-Mar-2000	16-Oct-2001	UNITED RENTALS, INC.
GOT TOOLS?	78/401,442	3,034,458	Registered	United States of America	14-Apr-2004	27-Dec-2005	URNA (ASSIGNMENT TO URI PENDING)
ALL THE RIGHT TOOLS	76/376,777	3,069,631	Registered	United States of America	28-Feb-2002	21-Mar-2006	URNA (ASSIGNMENT TO URI PENDING)
THE TOOLS TO SATISFY	78/622,914	3,085,242	Registered	United States of America	04-May-2005	25-Apr-2006	URNA (ASSIGNMENT TO URI PENDING)
LEASCO	76/376,463	2,921,928	Registered	United States of America	28-Feb-2002	28-Feb-2002	URNA (ASSIGNMENT TO URI PENDING)
US RENTALS & DESIGN	74141973	1735268	Registered	United States of America	25-Feb-1991	24-Nov. 1992	UNITED RENTALS (NORTH AMERICA) INC.
UNITED GUARD	85342236	N/A	Pending	United States of America	9-June-2001	N/A	UNITED RENTALS, INC.
UNITED RENTALS & DESIGN	853319031	N/A	Pending	United States of America	6-June-2011	N/A	UNITED RENTALS, INC.
VERTICADE	76141032	2613339	Registered	United States of America	4-Oct-2000	27-Aug.-2002	UNITED RENTALS, INC.

Exhibit A to the
Security Agreement
FORM OF SECURITY AGREEMENT SUPPLEMENT
[Date of Security Agreement Supplement]
To: Bank of America, N.A., as Agent
Ladies and Gentlemen:
Reference is made to (i) the Amended and Restated Credit Agreement, dated of October  14  2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among United Rentals, Inc., a Delaware corporation (“Holdings”), United Rentals (North America), Inc., a Delaware corporation (the “Company”), the other U.S. Subsidiary Borrowers named therein (together with the Company, the “U.S. Borrowers”), United Rentals of Canada, Inc., a corporation amalgamated under the laws of the Province of Ontario (the “Canadian Borrower”), United Rentals Financing Limited Partnership (the “Specified Loan Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Agent and (ii) the Amended and Restated Canadian Security Agreement dated as of October  14 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) made by the Grantors from time to time party thereto in favour of the Agent for the benefit of the Secured Parties. Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.
SECTION 1. Grant of Lien. As security for the due and prompt payment and performance when due (whether at the stated maturity, or on any earlier date of a required prepayment by reason of acceleration, demand or otherwise) by the undersigned of all of its present and future Obligations whether now or hereafter existing (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise. the undersigned hereby grants, to the Agent, its successors and assigns, for the ratable benefit of the applicable Secured Parties, a security interest (the “Security Interest”) in and continuing lien upon and right of set-off against, on all personal property, assets and undertakings of the undersigned, including, without limitation, all of the undersigned’s right, title and interest in or to any and all of the following properties and assets of the undersigned and powers and rights of the undersigned in all of the following (including the power to transfer rights in the following), whether now owned or existing or at any time hereafter acquired or arising, regardless of where located (collectively, the “Collateral”):
(i) all Accounts (other than Accounts subject to any Qualified Receivables Transactions), including all debts, book debts, accounts, claims, demands, moneys and choses in action whatsoever including, without limitation, claims against the Crown and claims under insurance policies, which are now owned by or are due, owing or accruing due to the undersigned or which may hereafter be owned by or become due, owing or accruing due to the undersigned together with all contracts, investment property, bills, notes, lien notes, judgments, chattel mortgages, mortgages and all other rights, benefits and documents now or hereafter taken, vested in or held by the undersigned in respect of or as security for the same and the full benefit and advantage thereof, and all rights of action or claims which the undersigned now has or may at any time hereafter have against any Person in respect thereof;
(ii) all Inventory, including, without limitation, all Rental Equipment, goods, merchandise, raw materials, goods in process, finished goods, packaging and packing material and other tangible personal property now or hereafter held for sale, lease, rental or resale or that are to be furnished or have been furnished under a contract of service or that are to be used or consumed in the business of the undersigned;
(iii) all leases of Inventory, Equipment and other Goods (whether or not in the form of a lease agreement), including all Leases;
(iv) all documentation evidencing rights in any Inventory or Equipment, including all certificates, Certificates of Title, Manufacturer’s Statements of Origin, and other Collateral Instruments (as such terms are defined in the UCC);
(v) all contract rights, including contract rights in respect of any Like-Kind Exchange;
(vi) all Chattel Paper;
(vii) all Documents;
(viii) all Instruments;
(ix) all Supporting Obligations and Letter-of-Credit Rights (as such terms are defined in the UCC);
(x) all General Intangibles including Software (as such term is defined in the UCC) and Payment Intangibles;
(xi) all Goods (excluding “Consumer Goods” as such term is defined in the PPSA);
(xii) all Equipment;
(xiii) all Investment Property;
(xiv) all money, cash, cash equivalents, securities and other property of any kind of the undersigned held directly or indirectly by the Agent, any Lender or any of their Affiliates;
(xv) all of the undersigned’s Material Accounts, credits, and balances with and other claims against the Agent or any Lender or any of their Affiliates or any other financial institution with which the undersigned maintains deposits, including all Payment Accounts;

(xvi) all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property;
(xvii) The uncalled capital, money, rights, bills of exchange, negotiable and non negotiable instruments, judgments and securities not otherwise described in the foregoing; and
(xviii) all accessions to, substitutions for and replacements, products and proceeds derived directly or indirectly of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing;
provided, however, the “Collateral” shall not include any asset or rights or interests of the undersigned as described in the proviso to Section 1(a) of the Security Agreement.
(b) All of the Obligations of each respective undersigned shall be secured by all of the Collateral of the undersigned and any other property of the undersigned that secures any of the Secured Obligations.
SECTION 2. Representations and Warranties. (a) The undersigned represents and warrants to the Agent and the other Secured Parties that as of the date hereof: (i) Schedule I hereto identifies (A) the undersigned name as of the date hereof as it appears in official filings in the state or other jurisdiction of its incorporation or other organization, (B) the type of entity of the undersigned (including corporation, partnership, limited partnership or limited liability company), (C) the organizational identification number issued by the undersigned’s state, province or territory of incorporation or organization or a statement that no such number has been issued, and (D) the jurisdiction in which the undersigned is incorporated or organized; and (ii) the undersigned has only one state, province or territory of incorporation or organization.
(b) The undersigned hereby makes each other representation and warranty set forth in the Security Agreement with respect to itself and the Collateral owned by it. The undersigned hereby represents and warrants to the Agent and the other Secured Parties that the attached Schedule II contains all information with respect to itself and the Collateral owned by it that is required to be set forth in Schedule II to the Security Agreement with respect to the Grantors and their Collateral.
(c) The undersigned hereby makes each representation and warranty set forth in the Credit Agreement that is made with respect to any Canadian Obligor.

SECTION 3. Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned, that each reference to the “Collateral” or any part thereof shall also mean and be a reference to the undersigned’s Collateral or part thereof, as the case may be, and that each reference in the Security Agreement to a Schedule shall also mean and be a reference to the schedules attached hereto.
SECTION 4. Obligations under the Credit Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as an Obligor, Canadian Obligor, Guarantor and Canadian Guarantor by all of the terms and provisions of the Credit Agreement to the same extent as though the undersigned were a party to the Credit Agreement in each such capacity from and after the date hereof. The undersigned further agrees, as of the date first above written, that each reference in the Credit Agreement to an “Obligor” or a “Canadian Obligor” or a “Guarantor” or “Canadian Guarantor” shall also mean and be a reference to the undersigned.
SECTION 5. Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein.
(signature pages follow)

Very truly yours,

[NAME OF ADDITIONAL GRANTOR]

By
Title:

Address for notices:

SCHEDULE I
to
AGREEMENT
JURISDICTIONS OF ORGANIZATION

State/Province of
Grantor	Organization	Type of Entity	Organizational I.D.

SCHEDULE II
to
AGREEMENT
PATENTS, TRADEMARKS AND COPYRIGHTS
Trademarks:

			Application or		Registration
Grantor	Country	Trademark	Registration No.	Filing Date	Date

Patents:

			Application	Filing	Issue
Grantor	Country	Title	or Patent No.	Date	Date	Assignees

Copyrights:

			Application or		Registration
Grantor	Country	Copyright	Registration No.	Filing Date	Date